UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

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Capital One Financial Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on May 11, 2011

CAPITAL ONE FINANCIAL CORPORATION CAPITAL ONE FINANCIAL CORPORATION 1680 CAPITAL ONE DR. MCLEAN, VA 22102-3491

Meeting Information
Meeting Type: Annual Meeting
For holders as of: March 16, 2011
Date: May 11, 2011 Time: 10:00 A.M. EDT
Location:	Corporate Headquarters
1680 Capital One Drive
McLean, VA 22102

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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Proxy Materials Available to VIEW or RECEIVE:
1. Notice & Proxy Statement 2. Annual Report/10K

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Voting items
The Board of Directors recommends you vote FOR the following:

1.	Election of Directors
Nominees
01	Patrick W. Gross	NOTE: Such other business as may properly come before the meeting or any adjournment thereof.
02	Ann Fritz Hackett
03	Pierre E. Leroy

The Board of Directors recommends you vote FOR proposals 2, 3, and 4.

2	Ratification of selection of Ernst & Young LLP as independent auditors of Capital One for 2011.

3	Approval of amendments to Capital One's Restated Certificate of Incorporation to provide for the annual election of directors.

4	Advisory, non-binding approval of Capital One's 2010 Named Executive Officer compensation.

The Board of Directors recommends you vote 1 YEAR on the following proposal:

5	Advisory, non-binding approval of the frequency with which Capital One will hold a stockholder vote to approve its Named Executive Officer compensation.

To: The Stockholders of Record of Capital One Financial Corporation as of the Close of Business on March 16, 2011

Notice of Proposed Amendment of Certificate of Incorporation

In accordance with Section 242 of the Delaware General Corporation Law, Capital One Financial Corporation (the “Company”) hereby provides notice that the following amendments to the Company’s Restated Certificate of Incorporation will be proposed for adoption at its 2011 Annual Stockholder Meeting. The amendment is set forth below:

Article VIII

     (A) Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specific circumstances, the number of directors of the Corporation shall be fixed by the Bylaws of the Corporation and may be increased or decreased from time to time in such a manner as may be prescribed by the Bylaws.

     (B) Unless and except to the extent that the Bylaws of the Corporation shall so require, the election of directors of the Corporation need not be by written ballot.

     (C) ~~The~~Commencing with the annual meeting of stockholders held in 2012, directors~~,~~ (other than those who may be elected by the holders of any series of Preferred Stock~~, shall be divided into three classes as nearly equal in number as possible, and designated as Class I, Class II and Class III. Class I directors shall be initially elected for a term expiring at the 1995 annual meeting of stockholders, Class II directors shall be initially elected for a term expiring at the 1996 annual meeting of stockholders, and Class III directors shall be initially elected for a term expiring at the 1997 annual meeting of stockholders. Members of each class shall hold office until their successors are elected and qualified. At each~~) shall be elected annually by the stockholders entitled to vote thereon for terms expiring at the next succeeding annual meeting of ~~the stockholders of the Corporation, the successors of the class of directors whose term expires at the meeting shall be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election, and~~stockholders, provided, however, that any director elected or appointed prior to the 2012 annual meeting of stockholders shall complete the three-year term to which such director has been elected or appointed. The term for the class of directors elected at the 2009 annual meeting of stockholders shall expire at the 2012 annual meeting of stockholders, the term for the class of directors elected at the 2010 annual meeting of stockholders shall expire at the 2013 annual meeting of stockholders, and the term for the class of directors elected at the 2011 annual meeting of stockholders shall expire at the 2014 annual meeting of stockholders. The division of directors into classes shall terminate at the 2014 annual meeting of stockholders. Directors shall hold office until their successors are elected and qualified, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

     (D) Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specific circumstances, (i) any director ~~may be removed from office at any time, but only for cause and only by~~serving in a class of directors elected for a term expiring at the third annual meeting of stockholders following the election of such class shall be removable only for cause and all other directors shall be removable either for or without cause, and (ii) the removal of any director, whether for or without cause, requires the affirmative vote of the holders of at least 80 percent of the voting power of the then outstanding Voting Stock, voting together as a single class.

     (E) Notwithstanding anything contained in this Certificate of Incorporation to the contrary, the affirmative vote of the holders of at least 80 percent of the voting power of the then outstanding Voting Stock, voting together as a single class, shall be required to amend or repeal, or adopt any provision inconsistent with, this Article VIII.